UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                 April 3, 2006
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Market Street, West Tower, Suite 3900, Philadelphia, Pennsylvania 19102-2112
(Address of principal executive offices) (Zip Code)

(215) 448-1400
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

A. Share Repurchase

As previously announced, on January 12, 2006, Lincoln National Corporation's (“LNC”) Board of Directors authorized the repurchase of up to $1.6 billion of its securities. This authority is in addition to the $221.6 million remaining from the previous securities repurchase authority, for a combined repurchase authority totaling $1.82 billion.  Purchases may be made on the various stock exchanges, by block trades, in privately negotiated transactions, or by such other means as LNC deems appropriate. Pursuant to that authorization, on April 3, 2006, LNC entered into an agreement to purchase a variable number of shares of its common stock from Goldman, Sachs & Co. (“Goldman Sachs”) for an aggregate purchase price of $500 million pursuant to a private accelerated stock buyback program.  LNC remains authorized to repurchase from time to time up to an additional $1.32 billion of its securities pursuant to the pre-existing authority.

The number of shares to be repurchased under the program will be based on the volume weighted average price of LNC's common stock during the term of the program, subject to a minimum and a maximum number of shares. The minimum and maximum number of shares will be determined upon the conclusion of an initial hedge period which is expected to occur during the second quarter of 2006, based on the volume weighted average share price over the hedge period.  Under the terms of the program, Goldman Sachs will deliver to LNC an initial number of shares of common stock on an initial settlement date shortly following the hedge period and may deliver additional shares at the completion of the program up to, in the aggregate, the maximum number of shares. On the initial settlement date, LNC will pay Goldman Sachs the aggregate purchase price for the shares of common stock to be delivered by Goldman Sachs under the program, and the repurchased shares will be retired and recorded as a reduction in shareholders’ equity on LNC’s Consolidated Balance Sheet. LNC expects the program to be completed in the third quarter of 2006, although in certain circumstances the completion date may be accelerated or extended.

In connection with the program, LNC expects that Goldman Sachs will purchase shares of its common stock in the open-market over time and Goldman Sachs may also sell shares in the open-market from time to time.

Master Confirmation

The Master Confirmation as of March 31, 2006, dated April 3, 2006, contains the principal terms and provisions governing the program between LNC and Goldman Sachs including, but not limited to, the mechanism used to determine the additional amount of shares, if any, that may be delivered by Goldman Sachs to LNC, the required timing of delivery of the shares, the specific circumstances under which Goldman Sachs is permitted to make adjustments to valuation periods, dates and other terms that impact the amount of additional shares to be delivered, the specific circumstances under which the program may be terminated early, the right of LNC and Goldman Sachs to enter into similar transactions, including additional accelerated stock buyback arrangements or open market purchase programs, definitions of terms used throughout the Master Confirmation, and various acknowledgements, representations and warranties made by LNC and Goldman Sachs to one another, including representations related to Rule 10b5-1 and intended compliance with the Rule 10b-18 volume and timing guidelines.

Supplemental Confirmation

The Supplemental Confirmation as of March 31, 2006, dated April 3, 2006, sets forth the specific pricing terms and other provisions relating to the program including, but not limited to, provisions for determining the initial number of shares to be delivered by Goldman Sachs and the applicable collar, the aggregate purchase price for the repurchased shares, the period during which Goldman Sachs will establish its hedge position relating to the transaction and the termination date of the program.

In the ordinary course of their business, Goldman Sachs and its affiliates have engaged (including acting as one of LNC's financial advisors on the merger with Jefferson-Pilot), and may in the future engage, in financial advisory and/or investment banking transactions with LNC and its affiliates. They have received and will receive customary fees and commissions for these transactions.

B. Jefferson-Pilot Indentures

On April 3, 2006 and in connection with the Merger (as defined in Item 2.01 below), Lincoln JP Holdings, L.P. entered into (i) a supplemental indenture with Wachovia Bank, National Association (“Wachovia”), as trustee, under the Indenture, dated as of November 21, 1995 (the “1995 Indenture”), among Jefferson-Pilot and Wachovia, as trustee, and (ii) a supplemental indenture with JPMorgan Chase Bank, N.A. (“JP Morgan Chase”), as trustee, under the Junior Subordinated Indenture, dated as of January 15, 1997 (the “1997 Indenture”), among Jefferson-Pilot and JP Morgan Chase (as successor to The First National Bank of Chicago), as trustee, for the purpose of evidencing the succession of Lincoln JP Holdings, L.P. to Jefferson-Pilot and the assumption by Lincoln JP Holdings, L.P. of all of the obligations of Jefferson-Pilot under the 1995 Indenture and the 1997 Indenture and the securities issued under each such indenture. A description of the securities outstanding under the 1995 Indenture and 1997 Indenture is included in Note 8 to the audited consolidated financial statements of Jefferson-Pilot as of and for the year ended December 31, 2005, which are incorporated herein by reference.

The preceding is a summary of the terms of the supplemental indentures under the 1995 Indenture and the 1997 Indenture, and is qualified in its entirety by reference to the supplemental indentures attached as Exhibits 10.1 and 10.2 and each is incorporated herein by reference as though it were fully set forth herein.

In the ordinary course of their business, Wachovia and its affiliates and JP Morgan Chase and its affiliates have engaged, and may in the future engage, in financial advisory and/or investment banking transactions with LNC and its affiliates. In addition, Wachovia and JP Morgan Chase or their affiliates act as distributors of various life, annuity and investment products of our subsidiaries in the ordinary course of business. They have received and will receive customary fees and commissions for these transactions.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 3, 2006, the merger of Jefferson-Pilot Corporation, a North Carolina corporation (“Jefferson-Pilot”), with and into Lincoln JP Holdings, L.P., an Indiana limited partnership and wholly owned subsidiary of LNC, as contemplated by the Agreement and Plan of Merger, dated as of October 9, 2005, as amended as of January 26, 2006 (the “Merger Agreement”), by and among LNC, Jefferson-Pilot, Lincoln JP Holdings, L.P and Quartz Corporation, a North Carolina corporation and wholly owned subsidiary of LNC, was completed (the “Merger”).

Pursuant to the Merger Agreement, at the effective time and as a result of the Merger, in exchange for each share of issued and outstanding Jefferson-Pilot common stock, Jefferson-Pilot shareholders were permitted to elect to receive (i) 1.0906 shares of LNC common stock or (ii) $55.96 in cash, subject to proration and adjustment as described in the Merger Agreement. Jefferson-Pilot shareholders could also elect to receive LNC common stock for some of their shares and cash for other shares, subject to proration and adjustment as described in the Merger Agreement. Notwithstanding any election, the aggregate amount of the cash payment to Jefferson-Pilot shareholders had to equal $1.8 billion.

The preceding is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 10.1 to LNC’s Current Report on Form 8-K filed on October 11, 2005, and Amendment No. 1 to the Merger Agreement, which was attached as Exhibit 10.1 to LNC’s Current Report on Form 8-K filed on January 26, 2006, each of which is incorporated herein by reference. The preceding is also qualified in its entirety by reference to the press release and the merger fact sheet attached as Exhibit 99.1 and Exhibit 99.2, respectively, hereto, which are incorporated herein by reference. Jefferson-Pilot's Annual Report on Form 10-K for the year ended December 31, 2005 (File No. 1-5955) is incorporatedd herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

A. On April 3, 2006, LNC borrowed $1.8 billion under its Credit Agreement, dated as of December 23, 2005, among LNC, JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners, Citicorp North America Inc., as syndication agent, and the other lenders named therein (the “Bridge Facility”). The proceeds of the loans under the Bridge Facility will be used to finance the $1.8 billion cash payment to Jefferson-Pilot shareholders in the Merger.

The foregoing description of the Credit Facility does not purport to be complete and is qualified in its entirety by reference to the complete text of the Credit Facility, which is attached as Exhibit 10.1 to LNC’s Current Report on Form 8-K filed on December 27, 2005, and is incorporated herein by reference.

B. The information provided under Item 1.01(B) of this report with respect to the Jefferson-Pilot Indentures is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As set forth in section 5.8 of the Merger Agreement, upon completion of the Merger on April 3, 2006, Dennis R. Glass became President and Chief Operating Officer of LNC. Mr. Glass was President and Chief Executive Officer, Jefferson-Pilot (since 2004), President and Chief Operating Officer, Jefferson-Pilot (since 2001) and Executive Vice President, Chief Financial Officer and Treasurer, Jefferson-Pilot (1993 to 2001).

Effective upon completion of the Merger on April 3, 2006, Marcia J. Avedon, Jenne K. Britell and Ron J. Ponder resigned from LNC’s Board of Directors. Pursuant to the Merger Agreement, the size of LNC’s Board of Directors was expanded to fifteen with Jefferson-Pilot designating seven of the directors. The seven new LNC directors designated by Jefferson-Pilot and elected by LNC, along with each director’s LNC committee assignments, are:

Name of Director	Expiration of Term	Committee Assignments

George W. Henderson, III	2006	Audit
Isaiah Tidwell	2006	Audit; Corporate Governance
William H. Cunningham	2007	Compensation*; Development
William Porter Payne	2007	Corporate Governance*
Patrick S. Pittard	2007	Compensation; Securities
Dennis R. Glass	2008	Committee on Corporate Action
David A. Stonecipher	2008	Development; Securities*; and Lead Director

* Designates Committee Chair

The continuing LNC directors, along with their committee assignments, are:

Name of Director	Expiration of Term	Committee Assignments

Jon A. Boscia	2006	Development; Committee on Corporate Action*
Eric G. Johnson	2006	Development*; Securities
M. Leanne Lachman	2006	Audit*
William J. Avery	2007	Audit
Jill S. Ruckelshaus	2007	Corporate Governance
J. Patrick Barrett	2008	Compensation; Securities
Michael F. Mee	2008	Corporate Governance
Glenn F. Tilton	2008	Compensation

* Designates Committee Chair

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, as a result of the completion of the Merger, LNC was required to amend its bylaws to effectuate various corporate governance changes as required by the Merger Agreement. The amended bylaws expanded our board of directors from 12 to 15 members and set forth the following additional provisions relating to the composition of our board of directors immediately following the merger:

•
our initial board of directors was required to consist of eight directors who were members of our board of directors prior to the effective time of the merger (referred to as “former LNC directors”), and seven directors who were members of Jefferson-Pilot’s board of directors prior to the effective time of the Merger (referred to as “former Jefferson-Pilot directors”);

•
our initial board of directors was required to have two former Jefferson-Pilot directors and three former LNC directors as members of the class having terms expiring at the 2006 Annual Meeting; three former Jefferson-Pilot directors and two former LNC directors as members of the class having terms expiring at the 2007 Annual Meeting; and two former Jefferson-Pilot directors and three former LNC directors as members of the class having terms expiring at the 2008 Annual Meeting;

•	the lead director of our initial board of directors was chosen by the former Jefferson-Pilot directors;

•
our bylaws require each of our board committees consist of an equal number of former LNC and former Jefferson-Pilot directors, with former LNC directors having the authority to recommend former LNC directors to serve on any committee and former Jefferson-Pilot directors having exclusive authority to recommend former Jefferson-Pilot directors to serve on any committee;

•
with respect to any election of directors occurring prior to the 2007 annual shareholders’ meeting, our bylaws require that former LNC directors on our Corporate Governance Committee have the authority to recommend individuals to our board of directors to fill vacant former LNC directorships and to recommend nominees to shareholders at an annual meeting to fill former LNC directorships;

•
with respect to any election of directors occurring prior to the 2007 annual shareholders’ meeting, our bylaws require that former Jefferson-Pilot directors on our Corporate Governance Committee have the authority to recommend individuals to our board of directors to fill vacant former Jefferson-Pilot directorships and to recommend nominees to shareholders at an annual meeting to fill former Jefferson-Pilot directorships;

•	for a period of 30 months from completion of the merger, our bylaws require the approval of 70% of the directors to:

1.	remove Jon Boscia as our Chairman and CEO or modify his duties and responsibilities;

2.	remove any director;

3.
with respect to any election of directors occurring at or after the 2007 annual meeting (a) elect any director to fill a vacancy or newly created directorship or the nomination of any individual for election as a director by shareholders, unless such person has been recommended to the board of directors by the affirmative vote of a majority of the entire membership of the Corporate Governance Committee, or (b) change the composition or chairmanship of any committee of the board of directors, unless such change has been recommended by a majority of the entire membership of the Corporate Governance Committee;

4.	remove the Lead Director or appoint any person as Lead Director who is not a Former Jefferson-Pilot Director;

5.	change the size of the board of directors or any committee, or the responsibilities of, or the authority delegated to, any committee of the board of directors;

6.	engage in any extraordinary business transactions involving LNC or any of its “significant subsidiaries” (as defined in the bylaw);

7.	alter, amend or repeal LNC’s Corporate Governance Guidelines, except to the extent necessary to make such guidelines consistent with the bylaws; and

8.	alter, amend or repeal the foregoing bylaw provisions.

The preceding description of the amendment to LNC’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws of LNC attached as Exhibit 3.1 hereto, which is incorporated herein by reference.

Item 8.01. Other Events.

Executive Officers of the Registrant as of April 3, 2006 are as follows:

Name	Age**	Position with LNC and Business Experience During the Past Five

Jon A. Boscia	53	Chairman, Chief Executive Officer and Director, LNC (since 2001). President and Director, The Lincoln National Life Insurance Company* (LNL) (1998-2004).

Charles C. Cornelio	46	Senior Vice President, Shared Services and Chief Information Officer, LNC (since April 2006). Executive Vice President, Technology and Insurance Services, Jefferson-Pilot (2004-April 2006).

Frederick J. Crawford	42	Senior Vice President and Chief Financial Officer, LNC (since 2004). Vice President and Treasurer, LNC (2001-2004).

Robert W. Dineen	56	President, Lincoln Financial Advisors* (since 2002). Senior Vice President, Managed Asset Group, Merrill Lynch, a diversified financial services company (2001-2002).

Jude T. Driscoll	43
President of Lincoln National Investment Company* and Delaware Management Holdings, Inc.* (since 2003). Interim Chief Executive Officer, Delaware Management Holdings, Inc. (2002). Executive Vice President, Head of Fixed Income, Delaware Management Holdings, Inc. (2000-2002).

Dennis R. Glass	56
President, Chief Operating Officer and a Director, LNC (since April 2006). President and Chief Executive Officer, Jefferson-Pilot (2004-April 2006). President and Chief Operating Officer, Jefferson-Pilot (2001-April 2006). Executive Vice President, Chief Financial Officer and Treasurer, Jefferson-Pilot (1993 to 2001).

Mark E. Konen	47
President, Individual Markets* (since April 2006). Executive Vice President, Life and Annuity Manufacturing, Jefferson-Pilot (2004-April 2006). Executive Vice President, Product/Financial Management (2002-2004). Executive Vice President, Product Development, M&A (2000-2002).

Barbara S. Kowalczyk	54	Senior Vice President, Corporate Planning and Development, LNC (since 1994).

Warren H. May	51
President, Lincoln Financial Distributors* (since April 2006). Executive Vice President, Marketing and Distribution, Jefferson-Pilot (2002-April 2006). Senior Vice President, Travelers Life & Annuity Company (1995-2002).

Elizabeth L. Reeves	52
Senior Vice President, Chief Human Resources Officer, LNC (since 2005). Senior Vice President, Human Resources, The ServiceMaster Company, a home services company (2002-2004). Executive Vice President, Human Resources, BCOM 3 Group (now Publicis), a communications company (2000-2002).

Dennis L. Schoff	46	Senior Vice President, LNC and General Counsel, LNC (since 2002). Vice President and Deputy General Counsel, LNC (2001-2002). Vice President and Associate General Counsel, LNC (2000-2001).

Theresa M. Stone	61
President, Lincoln Financial Media* (since April 2006). Chief Financial Officer, Jefferson-Pilot (2001-April 2006). Executive Vice President, Jefferson-Pilot and President of Jefferson-Pilot Communications Company (1997-April 2006).

Michael Tallett-Williams	52	President and Managing Director, Lincoln National (UK)* (since 2000). Chief Financial Officer, Lincoln National (UK)* (1995-2000).

Westley V. Thompson	51	President, Employer Markets* (since 2000). Senior Vice President, Lincoln Life and Annuity Distributors (1998-2002).
__________
* Denotes an affiliate of LNC.
** Age shown is based on the officer’s age as of April 3, 2006.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of the business acquired.

The following financial statements were filed as part of Jefferson-Pilot Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005 (File 1-5955) which is incorporated herein by this reference:

- Report of Management on the Consolidated Financial Statements and Management’s Assessment of Internal Control over Financial Reporting
- Reports of Independent Registered Public Accounting Firm
- Consolidated Balance Sheets as of December 31, 2005 and 2004
- Consolidated Statements of Income for the years ended December 31, 2005, 2004 and 2003
- Consolidated Statement of Stockholders’ Equity for the years ended December 31, 2005, 2004 and 2003
- Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003
- Notes to Consolidated Financial Statements.

(b) Pro forma financial information.

The required pro forma financial statements with respect to the combined company (unaudited pro forma condensed combined balance sheet as of December 31, 2005, unaudited pro forma condensed combined statement of income for the year ended December 31, 2005 and notes to the aforementioned unaudited pro forma condensed combined financial statements) are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(c) Exhibits.

The Exhibit Index beginning on page E-1 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lincoln National Corporation

By: /s/ Frederick J. Crawford
Frederick J. Crawford
Senior Vice President and
Chief Financial Officer

Date: April 3, 2006

EXHIBIT INDEX

2.1
Agreement and Plan of Merger dated as of October 9, 2005, among LNC, Quartz Corporation and Jefferson-Pilot Corporation is incorporated by reference to Exhibit 2.1 of LNC’s Current Report on Form 8-K (File No. 1-6028) filed with the SEC on October 11, 2005.

2.2
Amendment No. 1 to the Agreement and Plan of Merger dated as of January 26, 2006 among LNC, Lincoln JP Holdings, L.P., Quartz Corporation and Jefferson-Pilot Corporation is incorporated by reference to Exhibit 2.1 to LNC’s Current Report on Form 8-K (File No. 1-6028) filed with the SEC on January 31, 2006.

3.1	Amended and Restated Bylaws of LNC.

10.1
Fifth Supplemental Indenture, dated as of April 3, 2006 among Lincoln JP Holdings, L.P. and Wachovia Bank, National Association, as trustee, under the Indenture, dated as of November 21, 1995, among Jefferson-Pilot and Wachovia Bank, National Association, as trustee.

10.2
First Supplemental Indenture, dated as of April 3, 2006 among Lincoln JP Holdings, Inc. and JPMorgan Chase Bank, N.A., as trustee, under the Junior Subordinated Indenture, dated as of January 15, 1997, among Jefferson-Pilot and JPMorgan Chase Bank, N.A., as trustee.

10.3
Credit Agreement, dated as of December 23, 2005, among Lincoln National Corporation, JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Securities Inc. and Citigroup Global Markets, Inc., as joint lead arrangers and joint bookrunners, Citicorp North America Inc., as syndication agent, and the other lenders named therein is incorporated by reference to Exhibit 10.1 of LNC's Current Report on Form 8-K (File No. 1-6028) filed with the SEC on December 27, 2005.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release of LNC.

99.2	Merger Fact Sheet.

99.3	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2005.

E-1